Exhibit 99.1

     BLUE COAT REPORTS FINANCIAL RESULTS FOR SECOND QUARTER FISCAL YEAR 2006

             ACHIEVES RECORD NET REVENUE AND 10.0% SEQUENTIAL GROWTH

    SUNNYVALE, Calif., Nov. 15 /PRNewswire-FirstCall/ -- Blue Coat(R) Systems, Inc. (Nasdaq: BCSI), a leading provider of proxy appliances, today announced financial results for its second fiscal quarter of 2006 ended October 31, 2005. Net revenue for the second quarter was $36.7 million, an increase of 67.4% compared to net revenue of $21.9 million for the same quarter last year and an increase of 10.0% compared to net revenue of $33.4 million in the prior quarter.

    On a GAAP basis, the Company reported net income of $4.2 million, or $0.28 per diluted share, in the second quarter of fiscal 2006 compared to net income of $0.6 million, or $0.05 per diluted share, in the same quarter last year and net income of $3.4 million, or $0.24 per diluted share, in the prior quarter.

    On a non-GAAP basis the Company reported net income of $4.7 million, or $0.32 per diluted share, in the second quarter of fiscal 2006 compared to non-GAAP net income of $1.1 million, or $0.09 per diluted share, in the same quarter last year and non-GAAP net income of $3.7 million, or $0.27 per diluted share, in the prior quarter.

    The non-GAAP financial measures presented above exclude the write-off of capitalized software associated with the failed implementation of a forecast system in the second quarter of fiscal 2006 and the amortization of intangible assets in both the second quarter of fiscal 2006 and the prior quarter. For the second quarter of fiscal 2005, the non-GAAP financial measures exclude the amortization of intangible assets and stock compensation expense.

    Blue Coat ended the quarter with cash, cash equivalents, and restricted investments totaling $62.5 million, an increase of $7.3 million from the prior quarter.

    "We are pleased with the results of our investments in product development and our stronghold in the proxy appliance market," said Brian NeSmith, president and CEO of Blue Coat. "We are continuing our substantial investment in research and development to further enhance our market position and increase our served markets."

    Operating Highlights

    -- Blue Coat SSL Proxy -- Blue Coat recently announced the addition of SSL proxy functionality to its ProxySG(TM) platform, providing visibility and granular control of encrypted communications between internal employees and external Internet applications and enabling protection from malware hidden in encrypted sessions and the management of rogue applications.

    -- New Customers -- Blue Coat signed on over 300 new customers during the quarter, including US Cellular, Cox Enterprises, ESPN, and
       Telecommunication of Thailand.

    -- Expansion in Asia-Pacific Region -- During the second quarter, Blue Coat expanded to nine locations in the Asia-Pacific region in response to increased demand for proxy solutions.

    -- U.S. Government Certification -- Blue Coat's ProxySG(TM) operating system was certified for use in all U.S. government installations and in other countries that are participants in the Common Criteria Recognition Arrangement.

    -- ProxyAV(TM) -- Blue Coat's ProxyAV(TM) began "on-proxy" support of
       Kaspersky Lab's award-winning anti-virus engine during the second quarter, increasing the "best of breed" choice we offer on our platform, expanding our protection capabilities and enhancing our solution for the needs of mobile operators.

    -- Partnership with LogLogic, Inc. -- During the second quarter, analytical capabilities were added to ProxySG(TM) for Sarbanes-Oxley compliance, legal inquiries and network forensics through complimentary technology from LogLogic, Inc.

    -- Branch Office Proxy Appliance -- Since introducing the ProxySG(TM) 200
       Series appliance during the first quarter of fiscal 2006, Blue Coat has been able to expand the reach of its platform throughout the enterprise. The smaller scale appliance allows the enterprise IT organization to extend the same Web policy controls in place at headquarters out to every branch office.

    Financial Outlook

    For the third fiscal quarter of 2006 ending January 31, 2006, the Company currently anticipates sequential growth in net revenue of 4% - 7%. GAAP net income is expected to be in the range of $4.4 - $5.1 million, or $0.30 - $0.34 per diluted share. On a non-GAAP basis, net income is expected to be $4.7 - $5.4 million, or $0.32 - $0.36 per diluted share. The non-GAAP financial measures presented above exclude the amortization of intangible assets.

    About Non-GAAP Financial Measures

    Blue Coat historically uses the non-GAAP financial measures of income discussed above for internal evaluation and to report the results of its business. Blue Coat believes that these measures best allow its management, board of directors and investors to understand its activities and business results. The Company believes that inclusion of these non-GAAP financial measures provide consistency and comparability with past reports of financial results, as well as comparability to other companies in its industry, most of which present similar non-GAAP financial measures to investors.

    Conference Call & Webcast

    The company will host a conference call today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss the quarterly results. Participants should call 888-428-4479 (toll-free) or 612-332-0107 (toll call) with the passcode:
758622. A replay of the call will be available starting November 15, 2005 at 5:00 p.m. Pacific Time (8:00 p.m. Eastern Time), and can be accessed by calling 800-475-6701 (toll-free) or 320-365-3844 (toll call) with the passcode: 758622.
An audio Webcast of the call will also be available at http://www.bluecoat.com/aboutus/investor_relations .

    About Blue Coat Systems

    Blue Coat helps organizations make the Web safe and productive for business. Blue Coat proxy appliances provide visibility and control of Web communications to protect against risks from spyware, Web viruses, inappropriate Web surfing, instant messaging (IM), video streaming and peer-to-peer (P2P) file sharing -- while actually improving Web performance. Trusted by many of the world's largest organizations, Blue Coat has shipped more than 25,000 proxy appliances. Blue Coat is headquartered in Sunnyvale, California, and can be reached at 408-220-2200 or www.bluecoat.com.

    FORWARD LOOKING STATEMENTS: The statements contained in this press release that are not purely historical are forward-looking statements, including statements regarding Blue Coat Systems' expectations, beliefs, intentions or strategies regarding the future, and including statements regarding the capabilities and expected performance of Blue Coat Systems' products. All forward-looking statements included in this press release are based upon information available to Blue Coat Systems as of the date hereof, and Blue Coat Systems assumes no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected. These and other risks relating to Blue Coat Systems' business are set forth in Blue Coat Systems' most recently filed Form 10-K for the fiscal year ended April 30, 2005, and other reports filed from time to time with the Securities and Exchange Commission.

    NOTE: All trademarks, trade names or service marks used or mentioned herein belong to their respective owners.

                             BLUE COAT SYSTEMS, INC.

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                    October 31,     April 30,
                                                       2005           2005
                                                   ------------   ------------
                                                    (Unaudited)
ASSETS
Current assets:
 Cash and cash equivalents                         $     60,620   $     47,264
 Accounts receivable, net                                18,815         11,541
 Inventories                                                955            350
 Prepaid expenses and other current assets                3,929          3,460
Total current assets                                     84,319         62,615

Property and equipment, net                               6,846          3,763
Restricted investments                                    1,855          1,855
Goodwill                                                 24,753         24,753
Identifiable intangible assets, net                       3,386          3,993
Other assets                                                888            883
Total assets                                       $    122,047   $     97,862

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                  $      5,642   $      3,743
 Accrued payroll and related benefits                     4,288          3,468
 Deferred revenue                                        20,546         13,592
 Accrued restructuring                                    1,943          2,729
 Other accrued liabilities                                4,626          3,849
Total current liabilities                                37,045         27,381

Accrued restructuring, less current portion                 359            914
Deferred rent, less current portion                         583             --
Deferred revenue, less current portion                    5,105          3,318
Total liabilities                                        43,092         31,613

Commitments and Contingencies

Stockholders' equity:
 Preferred stock                                             --             --
 Common stock                                                 2              1
 Additional paid-in capital                             932,343        927,184
 Treasury stock                                            (903)          (903)
 Deferred stock compensation                                 (3)           (10)
 Accumulated deficit                                   (852,480)      (860,024)
 Accumulated other comprehensive income (loss)               (4)             1
Total stockholders' equity                               78,955         66,249
Total liabilities and stockholders' equity         $    122,047   $     97,862

                             BLUE COAT SYSTEMS, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)
                                   (Unaudited)

                                             Three Months Ended                     Six Months Ended
                                 ------------------------------------------           October 31,
                                  October 31,     July 31,      October 31,   ---------------------------
                                     2005           2005           2004           2005           2004
                                 ------------   ------------   ------------   ------------   ------------
Net revenue:
 Product                         $     30,674   $     27,890   $     17,906   $     58,564   $     35,047
 Service                                6,028          5,478          4,022         11,506          8,005
Total net revenue                      36,702         33,368         21,928         70,070         43,052
Cost of revenue:
 Product                                8,168          8,565          6,096         16,733         11,798
 Service                                2,475          1,865          1,401          4,340          2,621
Total cost of
 revenue                               10,643         10,430          7,497         21,073         14,419

Gross profit                           26,059         22,938         14,431         48,997         28,633

Operating expenses:
 Research and
  development                           5,928          5,365          3,891         11,293          7,672
 Sales and marketing                   12,937         11,669          7,871         24,606         14,802
 General and
  administrative                        3,095          2,678          2,077          5,773          3,776
 Amortization of
  intangible assets                       174            174            152            348            304
Total operating
 expenses                              22,134         19,886         13,991         42,020         26,554

Operating income                        3,925          3,052            440          6,977          2,079
Interest income                           458            367            150            825            242
Other income (expense)                    (67)            57             (3)           (10)            16
Income before
 income taxes                           4,316          3,476            587          7,792          2,337
Provision for
 income taxes                             158             90            (20)           248             50
Net income                       $      4,158   $      3,386   $        607   $      7,544   $      2,287

Basic net income per
 common share                    $       0.33   $       0.27   $       0.05   $       0.60   $       0.21
Diluted net income
 per common share                $       0.28   $       0.24   $       0.05   $       0.53   $       0.18

Shares used in computing
 basic net income
 per common share                      12,705         12,353         11,197         12,529         11,131

Shares used in computing
 diluted net income
 per common share                      14,651         13,884         12,283         14,326         12,557

                             BLUE COAT SYSTEMS, INC.

              RECONCILIATION OF NON-GAAP TO GAAP NET INCOME AND EPS
                    (In thousands, except per share amounts)
                                   (Unaudited)

                                             Three Months Ended                     Six Months Ended
                                 ------------------------------------------           October 31,
                                  October 31,     July 31,      October 31,   ---------------------------
                                     2005           2005           2004           2005           2004
                                 ------------   ------------   ------------   ------------   ------------
Net income excluding
 certain charges and
 benefits (Non-GAAP)             $      4,734   $      3,690   $      1,117   $      8,424   $      3,313

 Amortization of
  intangible assets
  (Cost of revenue)                      (130)          (130)            --           (260)            --
 Amortization of
  intangible assets
  (Opex)                                 (174)          (174)          (152)          (348)          (304)
 Write-off of
  capitalized software                   (272)            --             --           (272)            --
 Stock-based
  compensation                             --             --           (358)            --           (722)

Net income                       $      4,158   $      3,386   $        607   $      7,544   $      2,287

Diluted net income per
 common share excluding
 certain charges and
  benefits (Non-GAAP)            $       0.32   $       0.27   $       0.09   $       0.59   $       0.26

 Amortization of
  intangible assets
  (Cost of revenue)              $      (0.01)         (0.01)            --          (0.02)            --
 Amortization of
  intangible assets
  (Opex)                                (0.01)         (0.02)         (0.01)         (0.02)         (0.02)
 Write-off of
  capitalized software (0.02)              --             --          (0.02)            --
 Stock-based
  compensation                             --             --          (0.03)            --          (0.06)

Diluted net income
 per share                       $       0.28   $       0.24   $       0.05   $       0.53   $       0.18

Shares used in computing
 diluted net income
 per common share                      14,651         13,884         12,283         14,326         12,557

SOURCE  Blue Coat Systems, Inc.
    -0-                             11/15/2005
    /CONTACT: investors, Carla Chun, +1-408-220-2318, or carla.chun@bluecoat.com, or media, Steve Schick, +1-408-220-2076, or steve.schick@bluecoat.com, both of Blue Coat Systems/
    /Web site:  http://www.bluecoat.com/
    (BCSI)